Transamerica IDEX Mutual Funds

Supplement dated November 8, 2004 to Prospectus dated October 1, 2004.

Investors should retain this Supplement for future reference.

At a meeting of the Board of Trustees held on October 5, 2004, the Trustees approved the following policy relating to the pricing of shares for the TA IDEX Asset Allocation funds. Therefore, the following disclosure is added to “SHAREHOLDER INFORMATION – Pricing of Shares” on page 131 at the end of the third paragraph:

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order of a request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day’s NAV.

The following information replaces the first paragraph found under “SHAREHOLDER INFORMATION – Investment Policy Changes” on page 137:

TA IDEX Transamerica Equity, TA IDEX T. Rowe Price Small Cap, TA IDEX Great Companies – TechnologySM , TA IDEX Small/Mid Cap Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Convertible Securities, TA IDEX Clarion Real Estate Securities, and TA IDEX Federated Tax Exempt, as part of each fund’s investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

The following new portfolio manager is added as the fifth paragraph on page 83 under the heading “TA IDEX AMERICAN CENTURY INTERNATIONAL –Portfolio Managers”:

Michael Perelstein, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor’s degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.